10. Net Loss per Share (Details 1) - shares	Dec. 31, 2015	Dec. 31, 2014
Net Loss Per Share Details
Stock options	10,000,000	10,000,000
Common stock warrants	29,651,275	29,518,403
Common stock issuable	701,018	729,328
Common stock issuable - warrants	226,191	729,328
Convertible notes	3,586,915
Convertible preferred stock	6,800,000	7,000,000
Total	50,965,399	47,977,059
Total exercisable at December 31	46,038,190	34,097,059